Exhibit 10.33

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

P53 Inc.

Option Agreement

Extension

MGH Case No. 1289

Agreement No. A216775

The parties to that certain Option Agreement effective as of May 28th, 2013, hereby agree that pursuant to Article, 1.2 therein, to extend the Option granted to p53, Inc., now known as MultiVir, Inc., a Delaware corporation, for a period of six months from May 28, 2014. Accordingly, MultiVir’s Option shall expire on November 28, 2014.

All other terms and conditions of the Option Agreement shall remain in full force and effect. This Extension Agreement shall be incorporated by reference into the Option Agreement and made a part thereof.

MultiVir shall forward by check the $[***] consideration for this extension of its option from the Hospital within 5 working days of the execution of this Extension.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the effective date first above written.

For Hospital:	For P53:

/s/ Irene Abrams	/s/ Robert E. Sobol
Irene Abrams	Robert E. Sobol, MD
Executive Director	President and CEO
Partners Healthcare
Research Ventures & Licensing

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions